                                                                    EXHIBIT 10.5

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF002458

DATE: SEPTEMBER 18, 2003

BENEFICIARY:
CA-OAKBROOK PLAZA LAGUNA LIMITED PARTNERSHIP,
2 North Riverside Plaza, Suite 2100
Chicago, IL 60606

APPLICANT:
INTERCHANGE CORPORATION
Attention: Doug Norman
24422 Avenida de la Carlota
Suite 120
Laguna Hills, CA 92653

AMOUNT: US$80,000.00 (U.S. DOLLARS EIGHTY THOUSAND EXACTLY)

EXPIRATION DATE: SEPTEMBER 18, 2004

LOCATION: SANTA CLARA, CALIFORNIA

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF______ IN YOUR FAVOR AVAILABLE BY YOUR DRAFTS DRAWN ON US AT SIGHT IN THE FORM OF "EXHIBIT B" ATTACHED AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1.    THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.

2.    SIGHT DRAFTS DRAWN ON US.

3. A DATED CERTIFICATION FROM THE BENEFICIARY SIGNED BY AN AUTHORIZED OFFICER, FOLLOWED BY ITS DESIGNATED TITLE, STATING THE FOLLOWING:

      (A) "AN EVENT OF DEFAULT (AS DEFINED IN THE LEASE) HAS OCCURRED BY INTERCHANGE CORPORATION AS TENANT UNDER THAT CERTAIN LEASE AGREEMENT BETWEEN TENANT, AND EOP-OAKBROOK PLAZA LAGUNA, L.L.C., a DELAWARE LIMITED LIABILITY COMPANY AS LANDLORD. FURTHERMORE THIS IS TO CERTIFY THAT: (I) LANDLORD HAS GIVEN WRITTEN NOTICE TO TENANT TO CURE THE DEFAULT PURSUANT TO THE TERMS OF THE LEASE; (II) SUCH DEFAULT HAS NOT BEEN CURED UP TO THIS DATE OF DRAWING UNDER THIS LETTER OF CREDIT; AND (III) LANDLORD IS AUTHORIZED TO DRAW DOWN ON THE LETTER OF CREDIT. AND

      (B) THIS IS TO CERTIFY THAT LANDLORD WILL HOLD THE FUNDS DRAWN UNDER THIS LETTER OF CREDIT AS SECURITY DEPOSIT FOR TENANT OR APPLY SAID FUNDS TO TENANT'S OBLIGATION UNDER THE LEASE."

      PARTIAL DRAWS ARE ALLOWED. THIS ORIGINAL LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF002458
DATED SEPTEMBER 18, 2003

THIS LETTER OF CREDIT SHALL AUTOMATICALLY REDUCE IN ACCORDANCE WITH THE FOLLOWING SCHEDULE:

                             NEW REDUCED AMOUNT
EFFECTIVE DATE               OF LETTER OF CREDIT
APRIL 1, 2004                     $64,000
APRIL 1, 2005                     $51,200
APRIL 1, 2006                     $40,960

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST 60 DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE NOTIFY YOU BY REGISTERED MAIL/OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND APRIL 1, 2007.

THIS LETTER OF CREDIT MAY ONLY BE TRANSFERRED IN ITS ENTIRETY BY THE ISSUING BANK, ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATIONS, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE, UPON OUR RECEIPT OF THE ATTACHED "EXHIBIT A" DULY COMPLETED AND EXECUTED BY THE BENEFICIARY AND ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY, TOGETHER WITH THE PAYMENT OF OUR TRANSFER FEE 1/4 OF 1% OF THE TRANSFER AMOUNT (MINIMUM USD250.00).

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF
CREDIT.

DOCUMENTS MUST BE FORWARDED TO US BY OVERNIGHT DELIVERY SERVICE TO: SILICON VALLEY BANK, 3003 TASMAN DRIVE, SANTA CLARA CA 95054, ATTN: INTERNATIONAL DIVISION.

WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS AND BONAFIDE HOLDERS THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO THE DRAWEE, IF NEGOTIATED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500.

     /s/ John S. Dossantos                     /s/ Alice E. Deluz
  ---------------------------              ---------------------------
     AUHORIZED SIGNATURE                      AUTHORIZED SIGNATURE

                                   PAGE 2 OF 2
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                                   EXHIBIT "A"

DATE:

TO: SILICON VALLEY BANK
    3003 TASMAN DRIVE                     RE: STANDBY LETTER OF CREDIT
    SANTA CLARA, CA 95054                      NO.                   ISSUED BY
    ATTN:INTERNATIONAL DIVISION.               SILICON VALLEY BANK, SANTA CLARA
       STANDBY LETTERS OF CREDIT               L/C AMOUNT:

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)
(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,

_____________________________
     (BENEFICIARY'S NAME)

_____________________________
 SIGNATURE OF BENEFICIARY

SIGNATURE AUTHENTICATED

_____________________________
    (NAME OF BANK)

_____________________________
   AUTHORIZED SIGNATURE

                                   EXHIBIT "B"

     DATE: _______________                         REF. NO. ___________________

     AT SIGHT OF THIS DRAFT

     PAY TO THE ORDER OF   ____________________________  US$___________________

     USDOLLARS ________________________________________________________________
     __________________________________________________________________________

     DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, STANDBY
     LETTER OF CREDIT NUMBER NO. ____________________ DATED ___________________

     TO: SILICON VALLEY BANK
         3003 TASMAN DRIVE                      _______________________________
         SANTA CLARA, CA 95054                     (BENEFICIARY'S NAME)

                                                _______________________________
                                                   AUTHORIZED SIGNATURE

                         GUIDELINES TO PREPARE THE DRAFT

1.    DATE: ISSUANCE DATE OF DRAFT.

2.    REF. NO.: BENEFICIARY'S REFERENCE NUMBER, IF ANY.

3. PAY TO THE ORDER OF: NAME OF BENEFICIARY AS INDICATED IN THE L/C (MAKE SURE BENEFICIARY ENDORSES IT ON THE REVERSE SIDE).

4.    US$: AMOUNT OF DRAWING IN FIGURES.

5.    USDOLLARS: AMOUNT OF DRAWING IN WORDS.

6. LETTER OF CREDIT NUMBER: SILICON VALLEY BANK'S STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.

7.    DATED: ISSUANCE DATE OF THE STANDBY L/C.

8.    BENEFICIARY'S NAME: NAME OF BENEFICIARY AS INDICATED IN THE L/C.

9.    AUTHORIZED SIGNATURE: SIGNED BY AN AUTHORIZED SIGNER OF BENEFICIARY.

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS DRAFT, PLEASE CALL OUR L/C PAYMENT SECTION AND ASK FOR:

ALICA DA LUZ: 408-654-7120